EXHIBIT 12(a)(4)

                      NOTICE OF GUARANTEED DELIVERY
                (NOT TO BE USED FOR SIGNATURE GUARANTEES)

                                OF
                       SHARES OF COMMON STOCK
                                OF
                        ND HOLDINGS, INC.
                PURSUANT TO THE OFFER TO PURCHASE
                    DATED DECEMBER 21, 2000

    This form or a facsimile hereof must be used to accept the Offer (as defined below) if:

      (a) certificates for shares of Common Stock, no par value per share (the "Shares"), of ND Holdings, Inc. (the "Company") are not immediately available; or

      (b) the procedure for book-entry transfer (set forth in Section 3 of the Company's Offer to Purchase dated December 21, 2000) cannot be completed on a timely basis; or

      (c) the Letter of Transmittal (or a facsimile thereof) and all other required documents cannot be delivered to the Depositary prior to the Expiration Date.

    This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Depositary. See Section 3 of the Offer to Purchase.

                  The Depositary for the Offer is:
                       ND Resources, Inc.


             By Mail ** By Hand ** By Overnight Delivery:

                        ND RESOURCES, INC.
                       1 NORTH MAIN STREET
                         MINOT, ND 58703


                    By Facsimile Transmission:
                         (701) 852-2548
                 (FOR ELIGIBLE INSTITUTIONS ONLY)

                 Confirm Facsimile by Telephone:
                         (701) 857-0230

              The Information Agent for the Offer Is:
                       Morrow & Co., Inc.
                   445 Park Avenue - 5th Floor
                       NEW YORK, NY 10022

               Banks or Brokers Call: (800) 654-2468
            For Information Call Toll Free: (800) 607-0088

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

    THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                                   -31-


Ladies and Gentlemen:

    The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal (collectively, the "Offer"), receipt of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase.



DELIVERY GUARANTEE
(NOT TO BE USED FOR A SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE (3) AMERICAN STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

    THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES REPRESENTING SHARES TO THE DEPOSITARY WITHIN THE TIME PERIOD SET FORTH HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

Authorized Signature: _______________________________________________________

Name:________________________________________________________________________
(PLEASE PRINT)

Title: ______________________________________________________________________

Name of Firm: _______________________________________________________________


Address: ____________________________________________________________________
(INCLUDING ZIP CODE)

Area Code and Telephone Number: _____________________________________________

Date: ______________________, 200_


NOTE:   DO NOT SEND CERTIFICATES WITH THIS FORM. YOUR STOCK
        CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

                                   -32-